Exhibit 99

News Release

Release Date: August 23, 2012	Contact:	Peter J. Rogers, Jr.
Executive Vice President, Investor Relations
443-285-8059
progers@micros.com

MICROS REPORTS FISCAL 2012 RESULTS

RECORD REVENUE, OPERATING INCOME, NET INCOME AND EPS:

REVENUE, NET INCOME AND EPS EXCEED EXPECTATIONS

Columbia, Maryland ... MICROS Systems, Inc. (Nasdaq:MCRS), a leading supplier of information systems to the hospitality and retail industries, today announced the results for its fiscal 2012 fourth quarter and fiscal year ending June 30, 2012.

FINANCIAL HIGHLIGHTS

•	Revenue for the fiscal 2012 fourth quarter was $302.5 million, an increase of $28.4 million, or 10.4%, over the same period last year.

•	Revenue for the fiscal year was $1,107.5 million, an increase of $99.7 million, or 9.9%, over the same period last year.

•	GAAP net income for the quarter was $48.2 million, an increase of $6.7 million, or 16.1%, over the same period last year.

•	GAAP net income for the fiscal year was $167.0 million, an increase of $22.9 million, or 15.9%, over the same period last year.

•	GAAP diluted earnings per share (EPS) for the quarter was $0.59, an increase of $0.09, or 18.0%, over the same period last year.

•	GAAP diluted EPS for the fiscal year was $2.03, an increase of $0.29, or 16.7%, over the same period last year.

During the fourth quarter, we recorded an impairment charge of $4.0 million related to our investments in auction rate securities.

•	Non-GAAP financial results, excluding the effect of charges for stock options, amortization of intangibles for Torex Retail and the investment impairment, are as follows:

-	Non-GAAP net income for the quarter was $55.7 million, an increase of $8.0 million, or 16.7%, over the same period last year.

-	Non-GAAP net income for the fiscal year was $182.7 million, an increase of $24.3 million, or 15.3%, over the same period last year.

-	Non-GAAP diluted EPS for the quarter was $0.68, an increase of $0.10, or 17.2%, over the same period last year.

-	Non-GAAP diluted EPS for the fiscal year $2.22, an increase of $0.30, or 15.6%, over the same period last year.

The financial results for the fourth fiscal quarter exceeded consensus expectations. The revenue, operating income, net income and EPS for the quarter and fiscal year were records for MICROS.

Tom Giannopoulos, MICROS’s Chairman and CEO, stated, “We are pleased to achieve yet another year of record revenue, operating income, net income, and earnings per share amid the uncertain global economy. We look forward to another year of profitable growth.“

MICROS’s financial guidance for fiscal 2013 is for revenue of $1.3 to $1.325 billion and Non-GAAP EPS of $2.40 to $2.44.

MICROS’s stock is traded through NASDAQ under the symbol MCRS. Some of the statements contained herein not based on historic facts are forward-looking statements that involve risks and uncertainties MICROS is subject to, among others, the following uncertainties and risks: product demand and market acceptance; impact of competitive products and pricing on margins; product development delays and technological difficulties; controlling expenses as MICROS continues to expand; the ability to obtain on acceptable terms the right to incorporate in MICROS’s products and services technology patented by others; the risk that there are actual or perceived security vulnerabilities in MICROS’s products; adverse results in legal disputes resulting in liabilities that exceed reserves; unanticipated tax liabilities; the effects of terrorist activity and armed conflict; the effects of major environmental disasters; weakening in general economic conditions that adversely affect demand for computer hardware or software; and currency fluctuations.

All information in this release is as of August 23, 2012. MICROS undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in MICROS’s expectations.

For further information regarding risks and uncertainties associated with MICROS’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business and Investment Risks” sections of MICROS’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting MICROS’s investor relations department at 443-285-8059 or at MICROS’s website at http://www.micros.com.

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The MICROS logo is a registered trademark of MICROS Systems, Inc.
All other product and brand names are the property of their respective owners.

News
Release Date: August 24, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited - in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Revenue:
Hardware	$69,039	$56,995	$237,920	$199,003
Software	37,216	35,080	142,617	127,123
Service	196,271	182,060	726,994	681,733
Total revenue	302,526	274,135	1,107,531	1,007,859

Cost of sales:
Hardware	45,254	33,532	152,242	126,667
Software	5,788	5,166	20,779	21,200
Service	86,094	80,519	319,705	299,818
Stock option expense	52	18	195	105
Total cost of sales	137,188	119,235	492,921	447,790

Gross margin	165,338	154,900	614,610	560,069

Selling, general and administrative expenses	71,574	69,948	296,815	272,229
Research and development expenses	14,176	12,131	50,792	45,248
Depreciation and amortization	4,465	4,880	15,848	16,790
Stock option expense	3,900	2,908	16,306	12,343
Amortization expense - Torex acquisition	329	0	329	0
Litigation reserve	0	0	0	3,000
Total operating expenses	94,444	89,867	380,090	349,610

Income from operations	70,894	65,033	234,520	210,459
Non-operating income (expense):
Interest income, net	1,603	1,558	6,788	5,023
Interest expense - litigation reserve	-	-	-	(360)
Change in credit based impairment, net of realized gain on redemption	(4,000)	(4,236)	(4,000)	(4,217)
Other non-operating expense, net	(320)	(561)	(117)	(1,293)
Total non-operating (loss) income, net	(2,717)	(3,239)	2,671	(847)

Income before taxes	68,177	61,794	237,191	209,612
Income tax provision	20,098	20,233	70,090	64,999
Net income	48,079	41,561	167,101	144,613
Less: Net loss (income) attributable to noncontrolling interest	139	(25)	(118)	(554)

Net Income attributable to MICROS Systems, Inc. (GAAP)	$48,218	$41,536	$166,983	$144,059

Net Income per diluted common share attributable to MICROS Systems, Inc.	$0.59	$0.50	$2.03	$1.74
Weighted-average number of shares outstanding - diluted	82,283	82,952	82,238	82,672

Reconciliation of GAAP Net Income and EPS attributable to MICROS Systems, Inc. to Non-GAAP Net Income and EPS attributable to MICROS Systems, Inc.

Net Income attributable to MICROS Systems, Inc.	$48,218	$41,536	$166,983	$144,059
Add back:
Stock option expense
Selling, general and administrative expenses	3,539	2,680	15,067	11,747
Research and development expenses	361	228	1,239	596
Cost of sales	52	18	195	105
	3,952	2,926	16,501	12,448
Credit based impairment charge, net of realized gain on redemption	4,000	4,236	4,000	4,217
Torex amortization expense	329	-	329	-
Litigation reserve, including accrued interest expense	-	-	-	3,360
Total add back	8,281	7,162	20,830	20,025

Subtract tax effect on:
Stock option expense	819	969	5,163	4,426
Litigation reserve, including accrued interest expense	-	-	-	1,280
Non-GAAP Net Income attributable to MICROS Systems, Inc.	$55,680	$47,729	$182,650	$158,378

Non-GAAP Net Income per Diluted Common Share attributable to MICROS Systems, Inc.	$0.68	$0.58	$2.22	$1.92

We believe the inclusion of the above non-GAAP measure will be useful to investors because it will enhance the comparability of our current period results to prior periods' results without comparable charges. We also believe inclusion of this measure will enhance comparability of our results to results of our competitors and to the analysts’ forecasts because the analysts typically forecast excluding the effect of share-based payment charge and above one time charges, the non-GAAP measure. In addition, our management uses this measure to evaluate our operating performance and compare our results to our competitors. Management also uses this measure as a metric to measure performance under our executive compensation program.

The Company notes that non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles. Instead, they are based on subjective determinations by management designed to supplement our GAAP financial measures. They are subject to a number of important limitations and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Among the limitations on the use of the non-GAAP measure are the following:

-	The exclusion of non-GAAP items can have a significant impact on reported GAAP net income and diluted net income per share.

-	Other companies may calculate non-GAAP net income and non-GAAP net income per share differently than MICROS does, limiting the usefulness of those measures for comparative purposes.

News
Release Date: August 24, 2012	Contact:	Peter J. Rogers, Jr
EVP, Investor Relations
443-285-8059

MICROS SYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited - in thousands)

	June 30, 2012	June 30, 2011
ASSETS
Current assets:
Cash and cash equivalents and short-term investments	$582,038	$780,265
Accounts receivable, net	235,433	181,833
Inventory	44,278	38,119
Deferred income taxes	17,004	21,036
Prepaid expenses and other current assets	37,343	30,454
Total current assets	916,096	1,051,707

Long-term investments	34,456	46,226
Property, plant and equipment, net	35,435	28,145
Deferred income taxes, non-current	50,326	20,798
Goodwill	444,117	242,319
Intangible assets, net	45,024	19,293
Purchased and internally developed software costs, net	33,980	18,710
Other assets	6,586	5,820
Total Assets	$1,566,020	$1,433,018

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$69,978	$54,851
Accrued expenses and other current liabilities	174,214	148,901
Income taxes payable	1,788	7,705
Deferred revenue	169,989	143,238
Total current liabilities	415,969	354,695

Income taxes payable, non-current	34,722	32,309
Deferred income taxes, non-current	2,554	8,261
Other non-current liabilities	16,644	14,502
Total liabilities	469,889	409,767

Commitments and contingencies

Equity:
MICROS Systems, Inc. shareholders’ equity:
Common stock	2,008	2,020
Capital in excess of par	107,662	132,529
Retained earnings	1,000,822	833,839
Accumulated other comprehensive income	(17,847)	48,323
Total MICROS Systems, Inc. shareholders’ equity	1,092,645	1,016,711
Noncontrolling interest	3,486	6,540
Total Equity	1,096,131	1,023,251

Total Liabilities and Equity	$1,566,020	$1,433,018

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